SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2002

                              INFINITE GROUP, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                   0-21816                52-1490422
(State or other jurisdiction of   (Commission File  (IRS Employer Identification
        incorporation)                Number)                   No.)

      2364 Post Road, Warwick, RI                              02886
(Address of principal executive office)                      (Zip Code)

                                 (401) 738-5777
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)
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Item 5. Other Events.

      On October 30, 2002 the Registrant issued the following press release:

Warwick, Rhode Island, October 30, 2002 - Infinite Group (NASDAQ--IMCI) announced that its primary contract with the Defense Advanced Research Projects Agency, Contract # MDA972-02-C-0013, has been terminated for the Government's convenience. The termination, under Federal Acquisition Regulation (FAR) 52.249-6, is effective immediately.

Despite the loss of this contract, the Company plans to continue research and development of its GCSELTM and GCSOATM laser technologies. "As a prime contractor for several government contracts, we realize the loss of our DARPA contract creates challenges for the Company," said Chief Executive Officer Clifford G. Brockmyre. "However, we remain committed to developing our laser diode technologies for commercial and military applications. Furthermore, we continue to have confidence that our technologies have strong potential across multiple markets."

Infinite Photonics, Inc. develops and markets laser diodes based on its proprietary patented and patent pending IP GCSELTM technology platform. IP GCSELTM product applications include high power pump lasers used for EDFA and Raman amplification, tunable lasers used in optical transmitters and receivers for telecommunications, material processing and medical applications.

Infinite Group is a provider of laser material processing, advanced manufacturing methods, and laser and photonics technology.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that statements in this release which look forward in time involve risks and uncertainties that may cause actual results or achievements to materially differ from those indicated by the forward-looking statements. These forward-looking statements include any statements that are not solely historical including statements with respect to the Company's plans for future development and commercialization of its technologies. The Company's plans and objectives are based on assumptions involving judgments with respect to future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Therefore, there can be no assurance that the forward-looking statements will prove to be accurate. The Company's documents filed with the SEC identify important factors that may cause the actual results to differ materially from those indicated by the forward-looking statements.

                               * * * * * * * * * *


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFINITE GROUP, INC.


Date: October 30, 2002                  By: /s/ Clifford G. Brockmyre II
                                            ------------------------------------
                                            Clifford G. Brockmyre II
                                            President


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